UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2012

Intrepid Potash, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 28, 2012, Intrepid Potash, Inc. (“Intrepid,” “we,” “us,” or “our”) entered into a Note Purchase Agreement (the “Agreement”) with the purchasers named in the Agreement.  The Agreement provides for the issuance of $150 million aggregate principal amount of unsecured senior notes (the “Notes”) on April 16, 2013. The Notes, when issued, will consist of the following series:

•                  $60 million of 3.23% Senior Notes, Series A, due April 16, 2020

•                  $45 million of 4.13% Senior Notes, Series B, due April 14, 2023

•                  $45 million of 4.28% Senior Notes, Series C, due April 16, 2025

The Notes will be sold to institutional investors pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act.  The Notes will be senior unsecured obligations of Intrepid and will rank equally in right of payment with any other unsubordinated unsecured indebtedness of Intrepid.  Our obligations under the Notes will be unconditionally guaranteed by our material subsidiaries.

Interest on the Notes will accrue from April 16, 2013, and will be paid semiannually on April 16 and October 16 of each year, beginning on October 16, 2013.  We may voluntarily prepay some or all of the Notes at any time or from time to time at a price equal to 100% of the principal amount being prepaid, plus a make-whole amount equal to the excess of the discounted value of the remaining scheduled payments on the principal to be prepaid over the amount of the principal to be prepaid.

Upon the occurrence of a Change of Control (as defined in the Agreement), we will be required to make an offer to each holder of Notes to repurchase all of the holder’s Notes for a cash payment equal to 100% of the outstanding principal amount of the holder’s Notes, plus accrued and unpaid interest, if any, to the date of prepayment, but not including any make-whole amount or prepayment premium.

The Agreement contains customary representations and warranties, conditions to closing, and affirmative and negative covenants.  Among other things, the Agreement limits our ability, and the ability of our subsidiaries, to (1) issue priority indebtedness, (2) incur or create liens, (3) enter into merger or consolidation transactions, (4) sell assets, (5) enter into transactions with affiliates, and (6) change lines of business.  In addition, we are required to maintain the following financial ratios:

•                  a minimum fixed charge coverage ratio of 1.3x (subject to adjustment if the comparable ratio under our credit facility is adjusted, but in any event not less than 1.2x)

•                  a maximum leverage ratio of 3.0x (subject to adjustment if the comparable ratio under our credit facility is adjusted, but in any event not more than 3.5x)

The Agreement provides for customary events of default (subject in certain cases to grace or cure periods), which include (a) nonpayment with respect to the Notes, (b) the breach of covenants contained in the Agreement, (c) material falsity of any representation or warranty of Intrepid, (d) cross defaults on other indebtedness, (e) certain events of bankruptcy, insolvency, or reorganization, (f) the failure to pay certain judgments, (g) certain defaults under employee benefit plans, and (h) failure of any subsidiary guarantor to perform its obligations under the guaranty or failure of the guaranty to remain in full force and effect.  Generally, if an event of default occurs, the holders of at least 51% in aggregate principal amount of the then-outstanding Notes may declare the principal and accrued but unpaid interest on all the Notes to be due and payable immediately.  In the case of nonpayment of any principal, interest, or make-whole amount due on any Note, the holder of that Note may declare the principal and accrued but unpaid interest on that Note to be due and payable immediately.  In the case of certain events of bankruptcy, insolvency, or reorganization, all outstanding Notes will become due and payable immediately without further action or notice.  In that event, a make-whole amount (as described above) will also become due and payable.

We intend to use the proceeds from the issuance of the Notes primarily to support general corporate purposes, including capital investments to grow production of incremental low-cost tons and potential investments that complement our strategy and grow our business.

The descriptions set forth above are qualified in their entirety by the Agreement, a copy of which is included as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01.     Other Events.

On August 28, 2012, we issued a press release announcing that we entered into the Agreement.  A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement, dated as of August 28, 2012, by and among Intrepid Potash, Inc. and the purchasers identified therein
99.1	Press Release dated August 28, 2012

Cautionary Statements Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, and the Securities Act.  Forward-looking statements, are subject to risks, uncertainties, and assumptions that are difficult to predict.  All statements in this filing, other than statements of historical fact, are forward-looking statements.  These forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include statements, among other things, concerning our business strategy, including anticipated trends and developments in and management plans for our business and the markets in which we operate; future financial results, operating results, revenues, gross margin, cost of goods sold, operating expenses, products, projected costs, and capital expenditures; sales; and competition.  In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology.  Forward-looking statements are only predictions based on our current expectations and our projections about future events.  All forward-looking statements included in this filing are based upon information available to us as of the filing date.  You should not place undue reliance on these forward-looking statements.  We undertake no obligation to update any of these forward-looking statements, except as required by law.

These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements.  These risks and uncertainties include:

•                  changes in the price, demand, or supply of potash or Trio®/langbeinite

•                  circumstances that disrupt or limit our production, including operational difficulties or operational variances due to geological or geotechnical variances

•                  interruptions in rail or truck transportation services, or fluctuations in the costs of these services

•                  increased labor costs or difficulties in hiring and retaining qualified employees and contractors, including workers with mining or construction expertise

•                  the costs of, and our ability to successfully construct, commission and execute, our strategic projects, including the development of our HB Solar Solution mine, the further development of our langbeinite recovery and granulation assets, and our North granulation plant

•                  adverse weather events, including events affecting precipitation and evaporation rates at our solar solution mines

•                  changes in the prices of raw materials, including chemicals, natural gas, and power

•                  the impact of federal, state, or local government regulations, including environmental and mining regulations, the enforcement of those regulations, and government policy changes

•                  our ability to obtain any necessary government permits relating to the construction and operation of assets

•                  changes in our reserve estimates

•                  competition in the fertilizer industry

•                  declines in U.S. or world agricultural production

•                  declines in the use of potash products by oil and gas companies in their drilling operations

•                  changes in economic conditions

•                  our ability to comply with covenants in our debt-related agreements to avoid a default under those agreements

•                  disruption in the credit markets

•                  our ability to secure additional federal and state potash leases to expand our existing mining operations

•                  the other risks and uncertainties described in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011, as updated by our subsequent Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: August 28, 2012	By:	/s/ Martin D. Litt
Martin D. Litt
Executive Vice President, General Counsel,
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Purchase Agreement, dated as of August 28, 2012, by and among Intrepid Potash, Inc. and the purchasers identified therein
99.1	Press Release dated August 28, 2012